UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 28, 2016

WageWorks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35232	94-3351864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Park Place, 4th Floor

San Mateo, California 94403

(Address of principal executive offices, including zip code)

(650) 577-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed by WageWorks, Inc. (the “Company”) to amend the Current Report on Form 8-K filed on November 28, 2016 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Pursuant to the terms and conditions of that certain Asset Purchase Agreement, dated as of November 1, 2016 (the “APA”), by and the Company, on the one hand, and ADP, LLC, a Delaware limited liability company (“ADP LLC”), and ADP Benefit Services KY, Inc., a Kentucky corporation (“ADP Benefit Services” and, together with ADP LLC, “ADP”), on the other hand, the Company has purchased certain of ADP’s assets (excluding client contracts, among other assets), and has assumed certain of ADP’s liabilities, in each case, relating to ADP’s (i) Consumer Health & Spending Accounts (CHSA) business (consisting of the flexible spending accounts (FSA), health reimbursement arrangements (HRA), health spending accounts (HSA), tuition reimbursement, and commuter services businesses) (the “CHSA Business”), and (ii) COBRA business (consisting of the COBRA and direct bill businesses) (the “COBRA Business” and, the COBRA Business together with the CHSA Business, the “Business”), in each case, subject to the terms and conditions of the APA (including, but not limited to, certain exclusions in respect of specific assets and liabilities relating to the Business) (the “Transaction”).

In connection with the Transaction, the Company filed the Original Form 8-K describing the acquisition. The Company is now filing this amendment to include the historical financial statements and pro forma financial information required by Item 9.01of Form 8-K, to amend and supplement the disclosures in the Original Form 8-K. The historical financial statements and pro forma financial information relating to the Transaction described in Item 9.01 below should be read in conjunction with the Original Form 8-K and this amendment.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

•	separate historical audited financial statements of the Company as of and for the year ended December 31, 2015 and the related notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 as incorporated by reference in the Company’s Form 10-K (file number 161456083);

•	separate historical unaudited financial statements of the Company as of and for the nine months ended September 30, 2016 and the related notes included in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2016 as incorporated by reference in the Company’s Form 10-Q (file number 1619984761);

•	separate historical audited abbreviated financial statements of the ADP COBRA/CHSA Business as of and for the three years ended June 30, 2016 and the related notes included in the ADP COBRA/CHSA Business audited abbreviated financial statements for the three years ended June 30, 2016 as Exhibit 99.1;

•	separate historical unaudited abbreviated financial statements of the ADP COBRA/CHSA Business as of and for the three months ended September 30, 2016 and the related notes included in the ADP COBRA/CHSA Business unaudited abbreviated financial statements for the period ended September 30, 2016 as Exhibit 99.2.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of WageWorks, Inc. and the ADP COBRA/CHSA Business as of and for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and the notes related thereto, that give effect to the Transaction required by this item are filed as Exhibit 99.3 to this Form 8-K/A.

(c) Not applicable.

(d) Exhibits:

The following exhibits are furnished with this report:

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1	Audited abbreviated financial statements of the ADP COBRA/CHSA Business for the three years ended June 30, 2016.

99.2	Unaudited abbreviated financial statements of the ADP COBRA/CHSA Business for the three months ended September 30, 2016.

99.3	Unaudited pro forma condensed combined financial statements of WageWorks, Inc. and the ADP COBRA/CHSA Business as of and for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and the notes related thereto, that give effect to the Transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAGEWORKS, INC.

By:	/s/ Joseph L. Jackson
	Name:	Joseph L. Jackson
	Title:	Chief Executive Officer

Date: February 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm.

99.1	Audited abbreviated financial statements of the ADP COBRA/CHSA Business for the three years ended June 30, 2016.

99.2	Unaudited abbreviated financial statements of the ADP COBRA/CHSA Business for the three months ended September 30, 2016.

99.3	Unaudited pro forma condensed combined financial statements of WageWorks, Inc. and the ADP COBRA/CHSA Business as of and for the nine months ended September 30, 2016, and for the year ended December 31, 2015, and the notes related thereto, that give effect to the Transaction.